Exhibit 99.3

                                 PROMISSORY NOTE

                         MERS MIN: 8000101-0000001029-7


$114,200,000.00                                                   March 22, 2005

        FOR VALUE RECEIVED BURNETT PLAZA ASSOCIATES, L.P., a Delaware limited partnership, with a principal place of business at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220 ("BORROWER"), hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A., a national banking association, as lender, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of One Hundred Fourteen Million Two Hundred Thousand and No/100 Dollars ($114,200,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the rate set forth in Article 2 of the Loan Agreement, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower, Lender and the Borrower Principals that are signatories thereto (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                   ARTICLE 1

                                  PAYMENT TERMS

        Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rate and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                                   ARTICLE 2

                            DEFAULT AND ACCELERATION

        Except as otherwise provided in the Loan Agreement, the Debt shall without notice become immediately due and payable at the option of Lender if any portion of the Debt is not paid on or prior to the date the same is due or if the entire Debt is not paid on or before the Maturity Date.

                                   ARTICLE 3

                                 LOAN DOCUMENTS

        This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as

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if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                                   ARTICLE 4

                                 SAVINGS CLAUSE

        Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                   ARTICLE 5

                                 NO ORAL CHANGE

        This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                   ARTICLE 6

                                     WAIVERS

        Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the

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term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Documents.)

                                    ARTICLE 7

                                    TRANSFER

        Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer other than in connection with the Securitization, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                   ARTICLE 8

                                   EXCULPATION

        The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9

                                  GOVERNING LAW

        (A) THE PARTIES AGREE THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY

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APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED
BY LAW, LENDER AND BORROWER EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OR BORROWER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, AND LENDER AND BORROWER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

                                   ARTICLE 10

                                     NOTICES

        All notices or other written communications hereunder shall be delivered in accordance with Section 16.1 of the Loan Agreement.


                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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        IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                            BORROWER:

                            BURNETT PLAZA ASSOCIATES, L.P., a Delaware limited partnership

                            By: Burnett Plaza Associates GP, LLC, a Delaware limited liability company, its general partner

                                 By: Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership, its sole member

                                      By:  Prentiss Properties I, Inc., a
                                           Delaware corporation, its general
                                           partner

                                           By:
                                              ----------------------------------
                                              Name: Thomas P. Simon
                                              Title: Senior Vice President